INVESTOR PRESENTATION Exhibit 99.1

Certain statements contained in this presentation, including, without limitation, statements containing the words “believes”, “ anticipates”, “intends”, and “expects”, and words of similar import, constitute “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934.  Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-
looking statements.  Such factors include, among others, the following: general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in this presentation.  The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward- looking statements contained herein to reflect future events or developments.
Forward Looking Information

• One of the largest community banks headquartered in the high growth market of Las Vegas
• Consistent, high performing institution
– Five year CAGR of assets and net income of 26% and 15% respectively
– Five year average ROE and ROA of 17.3%
and 1.23% respectively
– Third quarter 2005 ROE and ROA of 12.1%
and 1.48% respectively
• Focus on business lending and relationship
banking
• Experienced management team with extensive
Las Vegas experience
• Successful in market acquisition in August 2005
and initial public offering in December 2004 –
priced above initial filing range and was over
10x oversubscribed
Key Investment Considerations
Bellagio

Issuer: Community Bancorp
NASDAQ Symbol: CBON
Shares Outstanding (9/30/05):              7,363,362
Trading Range Since IPO: $23.00 - $34.75 per Share
Market Capitalization Range: $155 Million to $256 Million
Use of Proceeds: Expansion in the Greater Las Vegas Area,
potential acquisitions and general corporate
purposes
Lead Manager: Keefe, Bruyette & Woods, Inc.
Co-Manager: D.A. Davidson & Co.
Stock Summary

Commercial Real Estate Funded Property

Company Overview
• Community Bancorp is the bank holding company for Community Bank of Nevada serving the Greater Las Vegas market with nine branches
• Community Bank of Nevada, founded in 1995, is one of the largest community banks headquartered in the greater Las Vegas area
• Profitable every year since 1995
•
Provides a complete array of commercial banking
products and
services to small-to-medium sized businesses
• On August 26, 2005 closed the acquisition of Bank of Commerce for approximately $40.0 million in 50% cash and 50% stock.  Acquisition closed 99 days after the signing of definitive agreement.
• On September 26, 2005 closed a $20 million private placement of trust -preferred securities.
• Trends in growth and profitability have continued in the first three quarters of 2005 with organic growth in assets of 18%, growth in deposits of 18%, and growth in loans of 33%.
Post acquisition, assets have grown 47%, deposits 43% and loans 58%.   ROE and ROA
continues to be strong at 11.4% and 1.46% respectively.
Corporate Headquarters

Branch Locations & Market Area
•Nine full service offices located throughout
the Greater Las Vegas Area
•One of the largest community banks in the
Greater Las Vegas Area
• Between 1990 and 2000 Clark County’s
population grew by 6.4% per year compared
to the national average of 1.2%*
• By 2004 Clark County reached a population
of 1,715,337 making it the fourth fastest
growing county in the United States.*
• According to FDIC, deposits in Clark
County grew from $11 billion to $29 billion
between June 1999 and June 2004, a
compound annual growth rate of 20%.
• Circled areas are expected growth areas for
the market area
* According to UNLV  CBER
Current Branch Locations Proposed Growth Areas

Deposit Market Share Source: SNL Securities at 6/30/04 (includes Bank of Commerce deposits) One of the largest community banks based in Las Vegas 7

• To continue strong, focused organic growth in assets, loans and deposits
• To capitalize on growth opportunities in Las Vegas and other rapidly expanding markets
– Acquire other community banks in strategic or contiguous markets
–
Planning the 10th
branch for the spring of 2006 and plans to open one
additional branch per year through 2009
• Continue to hire seasoned, well networked banking professionals to leverage relationships and expand market share in a dynamic burgeoning economy.
Growth Strategies
World Market Center

Growth Strategies - Continued
SBA Financed Property
• To continue to increase the number and size of banking relationships through superior cross-selling techniques.  And expand on the vast number of relationships that our bankers have developed from many years in the market.
• To expand the commercial and SBA lending portfolio
– Increase diversification through participation
– Open additional loan production offices
in high growth markets
• San Diego Loan Production Office
opened in April 2005
• Phoenix Loan Production Office
opened in June of 2005
• Expand commercial lending team with specific industry strengths that creates opportunity and maintains sound risk management.  C & I loans have organic growth of 59% through Q305 and 112% with the closed acquisition.

Operating Strategies
Commercial Real Estate Funded Property
• Be an industry leader of internal controls and risk management
– Proactively manage sound procedures
– Commit experienced human resources to this effort.  In Q305 an experienced former bank regulator joined the management team to oversee this commitment to internal controls.
• Maintain high asset quality by continuing to utilize rigorous loan underwriting standards and credit risk management practices
• Continue to actively manage interest rate and market risks
– Closely monitor volume and maturity of our rate sensitive assets to our interest sensitive liabilities

Experienced Management Team
* Community Bank of Nevada was founded in 1995
Management Position
Edward M. Jamison
Lawrence K. Scott
Cathy Robinson
Don F. Bigger
Cassandra Eisinger
Bruce Ford
Tom McGrath
Rich Robinson
Founder and Chief Executive Officer
EVP and Chief Operating Officer
EVP and Chief Financial Officer
EVP and Chief Credit Administrator
EVP and Chief Operations Officer
EVP and Chief Credit Officer
EVP and Chief Risk Manager
Executive Vice President
Years of
Experience
33+
20+
25+
20+
26+
21+
30+
35+
Years with
CBON
10+
3+
9+
2+
1+
1
1
1

FINANCIAL PERFORMANCE 12

Deposit Growth ($000) 13 Organic Growth Acquisition Growth $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2001 2002 2003 2004 Q3 05

Improving Deposit Mix
2001 2005

Interest Bearing
Demand
3%
Money Market
29%
Savings
1%
Time Certificates
48%
Non-interest
Bearing Demand
19%
Non-interest
Bearing Demand
26%
Interest Bearing
Demand
4%
Money Market
45%
Savings
1%
Time Certificates
24%
Average balances for the year
ended December 31, 2001
Cost of Deposits = 3.97%
Average balances for the nine
months ended September 30,
2005
Cost of Deposits = 1.70%

Loan Growth
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
2001 2002 2003 2004 Q3 05
CAGR = 20%
($000)
$247,182
$293,535
$350,082
$638,785
$403,270

$534,711
Organic Growth Acquisition Growth

Loan Portfolio Matches the Marketplace
2001
2005*
Estate
40%
Construction
28%
Commercial
22%
Consumer &
Other
2%
Residential Real
Estate
8%
Construction
46%
Commercial Real
Estate
29%
Commercial
20%
Residential Real
Estate
4%
Consumer &
Other
1%
*Loan portfolio for the nine months ended September 30, 2005

Strong Trends in Key Metrics
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
2001 2002 2003 2004 3Q 05
Improving Credit Quality
NPAs to Loans & OREO
Strong Asset Growth
$304,058
$400,571
$463,431
$842,578
($000)
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2001 2002 2003 2004 3Q 05
3.29%
1.99%
1.00%
0.78%
0.19%

$573,961
$674,153

Strong Trends in Key Metrics
($000)
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
2001 2002 2003 2004 3Q05
Gains In Net Income
$3,157
$4,725
$5,215
$5,421
$7,088
Consistently Profitable
ROAE
0.0%
5.0%
10.0%
15.0%
20.0%
2001 2002 2003 2004 3Q05
14.9%
19.1%
17.8%
15.1%
11.4%

Balance Sheet 19

Income Statement 20

Asset Quality
(1) Non-performing loans are defined as loans that are past due 90 days or more plus loans placed in non-accrual status and restructured loans.
(2) Non-performing assets are defined as loans that are past due 90 days    or
more, non-accrual loans plus other real estate owned .

EPS - Diluted $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2001 2002 2003 2004 3Q05 CAGR = 18.9% $0.68 $1.01 $1.10 $1.10 $1.02 22

Summary • Strong balance sheet growth • Consistent profitability • High quality credit • Strong asset sensitive balance sheet 23

Investment Thesis
• One of the largest community banks headquartered in the high growth market of Las Vegas
• Excellent expansion opportunities in both Las Vegas and other high growth markets
• Consistent, high performance institution
– Five year CAGR of assets and net income of 26% and 15%
respectively
– Five year average ROE and ROA of 17.3% and 1.23%
respectively
• Focus on commercial banking and total client relationships
• Experienced management team with over 205 years banking
experience in the Greater Las Vegas area

INVESTOR PRESENTATION